FIRST AMENDMENT TO PARTICIPATION AGREEMENT

     THIS FIRST AMENDMENT TO PARTICIPATION AGREEMENT (this "Amendment"), is entered into as of March 27, 1998, among (i) APPLE SOUTH, INC., a corporation organized and existing under the Laws of Georgia (herein, together with its successors and assigns permitted hereunder, called the "Lessee"), (ii) FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association ("First Security"), not in its individual capacity except as expressly provided herein, but solely as Owner Trustee under Apple South Trust No. 97-1 (herein in such capacity, together with its successors and assigns permitted hereunder, called the "Owner Trustee"), (iii) STI CREDIT CORPORATION, a Nevada corporation, as assignee of SunTrust Bank, Atlanta, in its capacity as the holder of the beneficial interest in the trust estate established under Apple South Trust No. 97-1 (in such capacity as of the date hereof, the "Holder", and together with its successors and assigns permitted hereunder, called the "Holders"), (iv) the financial institutions now parties to the Participation Agreement (as defined below) (each herein in such capacity, together with its successors and assigns permitted hereunder, called a "Lender" and collectively, the "Lenders"), and (v) SUNTRUST BANK, ATLANTA, a banking corporation organized and existing under the laws of Georgia, ("SunTrust"), as collateral agent and administrative agent for the Lenders and the Holders (in such capacity, the "Administrative Agent").

                               W I T N E S S E T H

     WHEREAS, the Lessee, the Owner Trustee, the Holder, the Lenders and the Administrative Agent are parties to that certain Participation Agreement, dated as of September 24, 1997 (the "Participation Agreement");

     WHEREAS, the Lessee has requested that the Participation Agreement be amended in connection with its divestiture of its Applebee's Neighborhood Bar & Grill restaurants, and the parties hereto are willing to amend the Participation Agreement on the terms and conditions set forth herein;

     NOW THEREFORE, in consideration of the foregoing premises, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, the parties hereby amend the Participation Agreement as follows:

                                 A. DEFINITIONS

     Unless the context otherwise requires, all capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in Appendix A to the Participation Agreement for all purposes of this Amendment. The General Provisions of Appendix A to the Participation Agreement are hereby incorporated by reference herein.

                                  B. AMENDMENTS

     1. Section 5.5 of the Participation  Agreement is amended by replacing such
Section in its entirety with the following:

     5.5 Fixed Charge Coverage Ratio.

     Lessee's Fixed Charge Coverage Ratio, measured on a rolling four (4) Fiscal Quarters' basis as of the end of each Fiscal Quarter, commencing with the Fiscal Quarter ended closest to December 31, 1997, shall be (i) not less than 1.8:1.0 for the Fiscal Quarters ending closest to December 31, 1997, March 31, 1998 and June 30, 1998, (ii) not less than 1.9:1.0 for the Fiscal Quarter ending closest to September 30, 1998, and (iii) not less than 2.0:1.0 for each Fiscal Quarter ending thereafter.

     2. Section 5.6 of the Participation  Agreement is amended by replacing such
Section in its entirety with the following:

     5.6 Total Funded Debt/EBITDA Ratio.

     The ratio which (i) the Total Funded Debt of the Lessee and its Consolidated Subsidiaries at the end of any Fiscal Quarter, commencing with the Fiscal Quarter ended closest to December 31, 1997, bears to (ii) EBITDA of the Lessee and its Consolidated Subsidiaries, measured on a rolling four (4) Fiscal Quarters' basis as of the end of such Fiscal Quarter, shall be (i) no more than 3.8:1.0 for the Fiscal Quarters ending closest to December 31, 1997 and March 31, 1998 and (ii) no more than 3.50:1.0 for each Fiscal Quarter ending thereafter. In computing EBITDA in respect of the foregoing ratio, (a) any asset or stock dispositions by the Lessee consisting of the sale of a business line, segment or other group of related stores (including, particularly, for this purpose, the Applebee's Spinoff) occurring within a Fiscal Quarter shall be accounted for by reducing EBITDA by the individual EBITDA attributable to each store within such group for such Fiscal Quarter and the three (3) preceding Fiscal Quarters; and (b) any asset or stock acquisitions by the Lessee consisting of the purchase of a business line, segment or other group of related stores occurring within a Fiscal Quarter shall be accounted for by increasing EBITDA by the individual EBITDA attributable to each store within such group for such Fiscal Quarter and for the three (3) preceding Fiscal Quarters; in each instance, on an historical basis, in a matter which the Lessee shall determine, but subject to prior review with, and approval by, the Administrative Agent.

     3. Section 5.8 of the Participation  Agreement is amended by replacing such
Section in its entirety with the following:

     5.8 Maintenance of Existence.

     Except as permitted in Section 5.10, the Lessee shall, and shall cause each Subsidiary to, maintain its corporate existence and carry on its business in substantially the same manner and in substantially the same fields as such business is now carried on and maintained. Without limiting the generality of the foregoing, the Lessee shall, and shall cause each Subsidiary to, maintain at all times in full force and effect all Franchise Rights necessary to the ownership, operation and development of all franchised restaurant business conducted, or contemplated to be conducted, by the Lessee and such Subsidiaries, except with respect to Voluntary Store Closings and except with respect to any Applebee's Spinoff.

     4. Section 5.10 of the Participation Agreement is amended by replacing such
Section in its entirety with the following:

     5.10 Consolidations, Mergers and Sales of Assets.

     The Lessee will not, nor will it permit any Subsidiary to, consolidate or merge with or into, or sell, lease or otherwise transfer all or any substantial part of its assets to, any other Person, or discontinue or eliminate any business line or segment, provided, however, that, subject at all times to
Section 5.11, the Lessee or any Subsidiary may merge with another Person (which is not the Lessee or such Subsidiary) if (i) such Person was organized under the laws of the United States of America or one of its states (ii) the Lessee or such Subsidiary (as the case may be) is the corporation surviving such merger and (iii) immediately after giving effect to such merger, no Lease Default shall have occurred and be continuing; provided, further, that any Subsidiaries of the Lessee may (i) merge or consolidate with each other or with the Lessee (so long as the Lessee is the corporation surviving such merger), or (ii) sell assets to each other or to the Lessee; and provided, further, that the Lessee may consummate an Applebee's Spinoff if made in accordance with the terms set forth in the definition thereof and provided that the Lessee complies with Section 2.9 of the Credit Agreement.

     5. Section 5.11 of the Participation Agreement is amended by replacing subsection (j) and (k) of such Section with the following:

     (j) Reserved.

     (k) Other Restaurant Concepts. Make investments in new restaurant concepts, so long as the total amount of each such investment (either considered individually or as part of a series of related, concurrent investments), does not exceed ten percent (10%) of Lessee's consolidated total assets immediately before such investment (or the last in a series of related, concurrent investments) is made; or

     6. Section 5.11 of the Participation Agreement is further amended by replacing the last two paragraphs of such Section with the following:

     The Lessee shall notify the Administrative Agent from time to time, but not less frequently than quarterly, or at any time at the Administrative Agent's request, of the nature and amount of any investments made pursuant to clauses
(k) and (l) hereof which, individually or in the aggregate, exceed $100,000.

     Notwithstanding anything in this Section 5.11 to the contrary, no Subsidiary shall be required to comply with, and Lessee shall not be required to cause any Subsidiary to comply with, any part of clause (g), (k) and (l) of this
Section 5.11 to the extent it would cause a violation of any term of the Lessee's $125,000,000 9 3/4% Senior Notes due 2006 or the Prospectus Supplement dated May 23, 1996 related thereto.

     7. The Participation Agreement is further amended by adding the following as a new Section 5.26:

     5.26. Liquidity Facility

     The Lessee shall maintain at all times a senior revolving credit facility in a principal amount of at least $25,000,000, with a maturity date no shorter than six months, on an unsecured basis with representations, warranties, covenants and defaults that are no more restrictive than the representations, warranties, covenants and defaults set forth in this Participation Agreement.

     8. Appendix A of the Participation Agreement is amended by replacing the definitions of "Credit Agreement" and "Franchisee Rights" with the following:

     "Credit Agreement" shall mean that certain Second Amended and Restated Credit Agreement dated as of March 1, 1998, among Lessee, Wachovia Bank, National Association, as Agent, and the other banks and financial institutions that are parties thereto, as the same may be amended, restated, and supplemented from time to time, and any loan or credit agreement executed in connection with the refinancing of all or any substantial portion of the indebtedness outstanding under such Second Amended and Restated Credit Agreement, as such loan or credit agreement may be amended, restated, and supplemented from time to time.

     "Franchise Rights" shall mean all rights, privileges and interests of Lessee and its Consolidated Subsidiaries to own, operate and develop franchised restaurants as a franchisee, whether now or hereafter existing, and whether with respect to the operation of any "Applebee's" restaurants or otherwise.

     9. Appendix A of the Participation Agreement is amended by deleting the definition of "Cash Flow" and adding the following definitions in proper alphabetical order:

     "Applebee's Spinoff" shall mean any sale or other disposition by the Lessee of any of its Applebee's Neighborhood Grill & Bar restaurants to Applebee's International, Inc. or to other third parties, all of which sales in the aggregate shall result in the sale or other disposition by the Lessee of all, or substantially all, of the Applebee's Neighborhood Grill & Bar restaurants owned by the Lessee for an aggregate amount of not less than Three Hundred Fifty Million Dollars ($350,000,000), in cash, each payment of which shall be made in full upon the closing of the final sale for such respective transaction, with all such sales to occur as soon as practicable, but in any event on or before April 1, 1999.

     "EBITDA" shall mean, for any fiscal period of the Lessee and its Consolidated Subsidiaries, that amount equal to the sum, determined in accordance with GAAP, of the Consolidated Net Income of the Lessee and its Consolidated Subsidiaries for such period (considered without regard to any extraordinary gains or extraordinary losses), plus, without duplication, and to the extent deducted from revenue in determining Consolidated Net Income, depreciation and amortization expense and any other non-cash charges for such period, interest expense for such period and taxes for such period.

                                C. MISCELLANEOUS

     1. The Holder, the Lenders and the Administrative Agent hereby consent to the Owner Trustee executing and delivering to the Lessee the First Amendment to Lease Agreement in the form attached hereto as Exhibit A. Pursuant to Section 10.1(a) of the Trust Agreement, the Holder authorizes and requests that the Owner Trustee execute such First Amendment to Lease Agreement.

     2. To induce the Holder and the Lenders to enter into this Amendment, Lessee agrees to pay to the Administrative Agent, for the ratable benefit of the Holder and the Lenders, a $17,500 amendment fee as a condition precedent to the effectiveness of this Amendment, which fee shall be fully earned and non-refundable when paid.

     3. Upon the Lessee's payment of the amendment fee referenced in Section C(2) above and the Administrative Agent's receipt of executed signature pages from all parties to this Amendment, this Amendment shall become effective as of the date hereof, except that, for purposes of Sections 5.5 and 5.6 of the Participation Agreement, the effective date of this Amendment shall be deemed to be one (1) Business Day prior to the last day of the Fiscal Quarter ending closest to December 31, 1997.

     4. Except as expressly set forth herein, this Amendment shall be deemed not to waive or modify any provision of the Participation Agreement or the other Operative Agreements, and all terms of the Participation Agreement, as amended hereby, shall be and shall remain in full force and effect and shall constitute a legal, valid, binding and enforceable obligations of the Lessee, the Owner Trustee, the Holder, the Lenders and the Administrative Agent. All references to the Participation Agreement shall hereinafter be references to the Participation Agreement as amended by this Amendment.

     5. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA AND ALL APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     6. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     7. This Amendment shall be binding on, and shall inure to the benefit of, the successors and assigns of the parties hereto.

     8. In the event that any part of this Agreement shall be found to be illegal or in violation of public policy, or for any reason unenforceable at law, such finding shall not invalidate any other part thereof.

     9. TIME IS OF THE ESSENCE UNDER THIS AGREEMENT.

     10. The parties agree that their signatures by telecopy or facsimile shall be effective and binding upon them as though executed in ink on paper but that the parties shall exchange original ink signatures promptly following any such delivery by telecopy or facsimile.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first above written.

                                           APPLE SOUTH, INC., as the Lessee


                                           By:
                                           Name:
                                           Title:



                           [Signature Pages Continued]

                                           FIRST SECURITY BANK,
                                           NATIONAL ASSOCIATION,
                                           not in its individual capacity
                                           except as expressly provided herein,
                                           but solely as Owner Trustee under
                                           Apple South Trust No. 97-1


                                           By:
                                           Name:
                                           Title:

                           [Signature Pages Continued]

                                           SUNTRUST BANK, ATLANTA,
                                           as Administrative Agent



                                           By:
                                           Name:
                                           Title:


                                           By:
                                           Name:
                                           Title:


                                           SUNTRUST  BANK,
                                           ATLANTA, as a Lender


                                           By:
                                           Name:
                                           Title:


                                           By:
                                           Name:
                                           Title:

                           [Signature Pages Continued]

                                           SOUTHTRUST BANK, NATIONAL
                                           ASSOCIATION,  as a Lender


                                           By:
                                           Name:
                                           Title:

                           [Signature Pages Continued]

                                           AMSOUTH BANK, as a Lender


                                           By:
                                           Name:

                                           Title:

                           [Signature Pages Continued]

                                           REGIONS BANK, as a Lender


                                           By:
                                           Name:
                                           Title:

                           [Signature Pages Continued]

                                           COMPASS BANK, as a Lender


                                           By:
                                           Name:
                                           Title:

                           [Signature Pages Continued]

                                           FIRST UNION NATIONAL BANK,
                                           as a Lender


                                           By:
                                           Name:
                                           Title:

                           [Signature Pages Continued]

                                           BANCBOSTON LEASING INC., as a Lender


                                           By:
                                           Name:
                                           Title:

                           [Signature Pages Continued]

                                           STI CREDIT CORPORATION,
                                           as the Holder


                                           By:
                                           Name:
                                           Title:


                                           By:
                                           Name:
                                           Title:

                                    EXHIBIT A

                       FIRST AMENDMENT TO LEASE AGREEMENT

     THIS FIRST AMENDMENT TO MASTER EQUIPMENT LEASE AGREEMENT (this "Amendment") is entered into as of March __, 1998, between FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association ("First Security"), not in its individual capacity except as expressly provided herein, but solely as Owner Trustee under Apple South Trust No. 97-1 (herein in such capacity, together with its successors and assigns permitted hereunder, called the "Owner Trustee"), and APPLE SOUTH, INC., a corporation organized and existing under the Laws of Georgia (herein, together with its successors and assigns permitted hereunder, called the "Lessee").

                               W I T N E S S E T H

     WHEREAS, the Lessee and the Owner Trustee are parties to that certain Master Equipment Lease Agreement, dated as of September 24, 1998 (the "Lease"; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Lease or in Appendix A to the Participation Agreement, as defined in the Lease);

     WHEREAS, the Lessee has requested that the Lease be amended in connection with its divestiture of its Applebee's Neighborhood Bar & Grill restaurants, and the Owner Trustee is willing to amend the Lease on the terms and conditions set forth herein;

     NOW THEREFORE, in consideration of the foregoing premises, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, the Lessee and the Owner Trustee hereby amend the Lease as follows:

                                  A. AMENDMENT

     Section 14 of the Lease is amended by replacing subsections (d) and (q) thereof with the following:

     (d) Lessee shall default in the performance or observance of any covenant set forth or referenced in Sections 5.3 through 5.13 or Section 5.26 of the Participation Agreement; or Lessee shall default in the performance or observance of any other covenants set forth or referenced in Section 5 of the Participation Agreement, and such default shall not be remedied within 10 days after the earlier to occur of (i) written notice thereof having been given to Lessee by Lessor or the Administrative Agent, or (ii) any executive, senior financial or accounting officer of Lessee otherwise becomes aware of any such default; or

     (q) if any of the Franchise Rights of Lessee or its Subsidiaries shall be forfeited, suspended, lost, rejected, disclaimed, impaired, curtailed or otherwise adversely altered or affected in any manner, in whole or in any material part, for any reason whatsoever, whether or not related to Lessee's or such Subsidiary's performance of its duties and obligations as franchisee at any time hereafter except with respect to any Voluntary Store Closing and except in connection with any Applebee's Spinoff; or there shall occur any default by Lessee or any such Subsidiary in the payment, performance or observance of any terms, covenants or conditions of any franchise or development agreements giving rise to the existence and/or continuation of any such Franchise Rights, and any grace or cure period relative thereto granted therein shall have expired without such default being waived or cured except in connection with any Applebee's Spinoff.

                                B. MISCELLANEOUS

     1. Except as expressly set forth herein, this Amendment shall be deemed not to waive or modify any provision of the Lease or the other Operative Agreements, and all terms of the Lease, as amended hereby, shall be and shall remain in full force and effect and shall constitute a legal, valid, binding and enforceable obligations of the Lessee and the Owner Trustee. All references to the Lease shall hereinafter be references to the Lease as amended by this Amendment.

     2. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA AND ALL APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     3. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     4. This Amendment shall be binding on, and shall inure to the benefit of, the successors and assigns of the parties hereto.

     5. In the event that any part of this Agreement shall be found to be illegal or in violation of public policy, or for any reason unenforceable at law, such finding shall not invalidate any other part thereof.

     6. TIME IS OF THE ESSENCE UNDER THIS AGREEMENT.

     7. The parties agree that their signatures by telecopy or facsimile shall be effective and binding upon them as though executed in ink on paper but that the parties shall exchange original ink signatures promptly following any such delivery by telecopy or facsimile.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first above written.

                                           APPLE SOUTH, INC., as the Lessee


                                           By:
                                           Name:
                                           Title:


                                           FIRST SECURITY BANK,
                                           NATIONAL ASSOCIATION,
                                           not in its individual capacity
                                           except as expressly provided herein,
                                           but solely as Owner Trustee under
                                           Apple South Trust No. 97-1


                                           By:
                                           Name:
                                           Title: